EXHIBIT 99.6
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - --
                                                        Chapter 11
In re
                                                        Case Nos. 01-41643 (RLB)
     THE WARNACO GROUP, INC., et al.,                   through   01-41680 (RLB)
                              -- ---

                                    Debtors.            (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - - - - --


                        MONTHLY OPERATING STATEMENT
                          OF DEBTORS-IN-POSSESSION
                  FOR NOVEMBER 4, 2001 TO DECEMBER 1, 2001


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                      Monthly Disbursements:          $100,903

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                      Monthly Operating Loss:         $(16,575)

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:  January 9, 2002                   By: /s/ James P. Fogarty
                                             -----------------------------------
                                                 James P. Fogarty
                                               Senior Vice President
                                              Chief Financial Officer



Indicate if this is an amended statement by checking here.

Amended Statement ___________

                     THE WARNACO GROUP, INC., et al.
                         (DEBTORS-IN-POSSESSION)
                         STATEMENT OF OPERATIONS
                             (In Thousands)


                                                         Month Ended          6 Months Ended
                                                      December 1, 2001       December 1, 2001
                                                    --------------------- ----------------------
Net revenues                                               $ 88,470              $ 661,367

Cost of goods sold                                           72,705                566,177

Selling, general and administrative expenses                 30,007                203,387
                                                    ----------------      -----------------

Operating loss                                              (14,242)              (108,197)

Interest expense, net                                         2,938                 23,595
Other expense, net                                             (605)                   156
                                                    ----------------      -----------------
Loss before reorganization costs and income taxes           (16,575)              (131,948)

Reorganization costs                                          5,181                 91,572
Income taxes provision (benefit)                             (1,666)                (3,008)
                                                    ----------------      -----------------
Net loss                                                  $ (20,090)            $ (220,512)
                                                    ================      =================

EBITDAR (See Note 1)                                      $  (6,957)            $  (16,030)
                                                    ================      =================

                      THE WARNACO GROUP, INC., et al.
                          (DEBTORS-IN-POSSESSION)
                               BALANCE SHEET
                              DECEMBER 1, 2001
                               (In Thousands)

ASSETS

Current assets:
     Cash                                                             $ 17,029
     Receivables, net                                                  112,516
     Inventories, net                                                  369,737
     Prepaid expenses and other current assets                          18,444
                                                              -----------------
         Total current assets                                         517,726

Property, plant and equipment, net                                    208,136
Trademark, goodwill and other, net                                  1,013,520
Investment in affiliates                                              155,644
Intercompany receivables, net                                           8,499
Deferred income taxes                                                 139,618
                                                              ----------------
         Total Assets                                               2,043,143
                                                              ================


LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                        -
     Accounts payable                                                  54,384
     Other current liabilities                                         70,024
     Deferred income taxes                                              2,777
                                                              ----------------
         Total current liabilities                                    127,185
                                                              ----------------

Long-term debt                                                        168,726
Other long-term liabilities                                            23,227
Deferred income taxes                                                       -
Liabilities subject to compromise                                   2,276,596
Intercompany payables, net                                                  0
                                                              ----------------
         Total Liabilities                                          2,595,734

Redeemable Preferred Securities                                             -
Shareholders' deficit                                                (552,591)
                                                              ----------------
          Total Liabilities and Shareholders' deficit             $ 2,043,143
                                                              ================

                  THE WARNACO GROUP, INC., et al.
                      (DEBTORS-IN-POSSESSION)
                      STATEMENT OF CASH FLOWS
                           (In Thousands)

                                                                             Month Ended             6 Months Ended
                                                                          December 1, 2001          December 1, 2001
                                                                       ------------------------  ------------------------
Operating activities:
     Net loss                                                                        $ (20,090)               $ (220,512)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
           Depreciation and amortization                                                 7,322                    45,146
           Non-cash interest expense                                                       538                     2,745
           Non-cash equity forward adjustment                                                -                     3,708
           Non-cash reorganization costs                                                 1,407                    68,490
     Change in operating assets and liabilities:
        Receivables, net                                                                13,886                    39,492
        Inventories                                                                      8,626                    (2,724)
        Accounts payable                                                                (5,606)                   57,062
        Change in pre-petition liabilities                                                (802)                   (6,797)
        Prepaid expenses and other current assets and liabilities                        1,470                    (4,756)
        Change in other long-term and non-operating liabilities                           (197)                    2,207
        Other, net                                                                           1                     3,456
                                                                       ------------------------  ------------------------
              Net cash used in operating activities                                      6,555                   (12,483)
                                                                       ------------------------  ------------------------

Investing activities:
     Capital expenditures, net of disposals                                               (164)                      (78)
                                                                       ------------------------  ------------------------
              Net cash provided by investing activities                                   (164)                      (78)
                                                                       ------------------------  ------------------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                                 4,855                    32,237
     Net borrowing under DIP Credit Facilities                                            (464)                  168,726
     Deferred financing - DIP                                                                -                   (12,800)
     Deferred financing - Other                                                              -                      (192)
     Net change in intercompany accounts                                                (8,687)                 (192,819)
                                                                       ------------------------  ------------------------
              Net cash provided by (used in)  financing activities                      (4,296)                   (4,848)
                                                                       ------------------------  ------------------------

Effect of cash due to currency translation                                                 (71)                       (2)
                                                                       ------------------------  ------------------------

              Net decrease in cash and cash equivalents                                  2,352                   (17,255)

     Cash and cash equivalents at beginning of period                                   14,677                    34,284
                                                                       ------------------------  ------------------------

     Cash and cash equivalents at end of period                                       $ 17,029                  $ 17,029
                                                                       ========================  ========================

Note 1 - Basis of Presentation

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680 (RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of December 1, 2001 as well as its results of operations and cash flows for the one-month period ended December 1, 2001.

         As the monthly process to close the books and records of the Debtors is based on a non-calendar month-end, the accompanying financial statements include ten business days of the pre-petition period. It would be unduly burdensome to exclude the impact of the pre-petition activities for this ten-day period from the Debtor's financial position, results of operations or cash flows.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                             Month Ended               6 Months Ended
                          December 1, 2001            December 1, 2001
                       ------------------------    -----------------------
Asset write-offs                       $ 1,771                   $ 66,187
Professional Fees                        3,272                     18,879
Severance                                  138                        623
Lease terminations                           0                      5,883
                       ------------------------    -----------------------
                                       $ 5,181                   $ 91,572
                       ========================    =======================


         The Debtors have reduced stockholders' equity by $42,507 from its reported consolidated 2000 balances to reflect the effects of certain errors discovered in its recording of intercompany pricing arrangements and its recording of accounts payable and accrued liabilities. The Debtors' management and Board of Directors are reviewing the circumstances surrounding the errors and have not yet finalized their review; therefore, the amount of the restatement is preliminary and subject to change.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $41,410 relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Sale of Accounts Receivable

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at December 1, 2001. The termination of the agreement did not have a material impact on the statement of operations or cash flows.

Note 3 - Long Term Debt

         On June 11, 2001, the Company entered into a Debtor In Possession ("DIP") Financing Agreement with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved the full amount of $600,000,000. The DIP was subsequently amended on December 27, 2001 to reflect amongst other things the Debtor's revised Business Plan (the "Amended DIP").

         The Amended DIP provides for a $375,000,000 (which includes a Letter of Credit facility of up to $200,000,000) non amortizing revolving credit facility (Tranche A) and a $225,000,000 reducing revolving credit facility (Tranche B). The Tranche A loans will bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loans will bear interest at LIBOR plus 3.75%. In addition, the fees for the undrawn amounts are .50% for the Tranche A and .75% for the Tranche B. Commencing on December 31, 2001, the Tranche B commitment is reduced by $125,000,000 and will be further reduced by $50,000,000 on April 30, 2002 and $50,000,000 on July 31, 2002 and would terminate altogether on the effective date of a plan of reorganization.

         The Tranche A loan terminates on the earlier of two years from the closing date or the effective date of a plan of reorganization.

         The Amended DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness. The maximum borrowings under the Tranche A facility are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory. The balance outstanding as of December 1, 2001 is $168,725,320.The Amended DIP is secured by substantially all of the domestic assets of the Company.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                              December 1,
                                                                 2001
                                                         --------------------
                                                       (In thousands of dollars)

 U.S. bank debt                                                  $ 1,718,336
 Canadian Revolver                                                    17,351
 Post Retirement Liabilities                                           8,890
 Accrued prepetition interest                                         31,402
 Mortgages/Capital lease obligations                                   5,121
 Lease termination costs                                               5,883
 Equity forward note                                                  56,793
 Other debt                                                           18,906
 Accounts payable                                                     41,730
 Trade drafts payable                                                251,581
 Deferred compensation accrual                                           603
 Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                       120,000
                                                         --------------------
                                                                 $ 2,276,596 *
                                                         ====================

* Excludes $137,437 of debt subject to compromise recorded by non-filed entities



Note 5 - Intercompany Receivables

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of December 1, 2001, the balance is comprised of the following:

                                          Month Ended
                                        December 1, 2001
                                    -----------------------
                                        (in thousands)
Intercompany accounts payable -
         Non-debtor affilliates       $          8,499
                                    =======================


Note 6 - Supplemental Financial Information

         During this period, the Debtors that are subsidiary of Warnaco paid gross wages of $12,505,493. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities.

         The Debtors paid the following taxes during the period:

                                        Paid                Refund
                                     (Received)             (Due)
                                  -----------------    -----------------

     Sales and use tax                   $ 503,459           $ (740,254)
     Customs duties                      2,669,715             (812,532)
     State income tax                      110,429             (142,391)
     Canada income tax                           -            3,196,556 (a)
     Property tax                          282,290             (101,363)
     GST tax                                98,270             (219,209)
                                  -----------------    -----------------
                                       $ 3,664,163          $ 1,180,807
                                  =================    =================

     (a)  2000 Refund Due.

                        THE WARNACO GROUP, INC., et al.
                            (DEBTORS-IN-POSSESSION)
                            STATEMENT OF OPERATIONS
                                (In Thousands)

                                                          Consolidation      6 Months Ended
                                                         December 1, 2001    December 1, 2001
                                                         -----------------  ------------------
Net revenues                                                  $   110,109         $   791,564
Cost of goods sold                                                 87,854             651,083
Selling, general and administrative expenses                       34,007             252,223
                                                         -----------------  ------------------
Operating loss                                                    (11,752)           (111,742)
Interest expense, net                                               1,980              15,166
Other expense, net                                                      -               3,708
                                                         -----------------  ------------------
Loss before reorganization costs and income taxes                 (13,732)           (130,616)
Reorganization costs                                                5,181              91,572
Income taxes provision (benefit)                                     (391)             (2,266)
                                                         -----------------  ------------------
Net loss                                                      $   (18,522)        $  (219,922)
                                                         =================  ==================
 EBITDAR (1)                                                   $    (3,453)        $    (6,345)
                                                         =================  ==================

(1) Earnings before interest, taxes, depreciation, amortization, reorganization costs and special items of $54,166 for 6 months ended November 3, 2001.

ASSETS

Current assets:
     Cash                                                 $    35,401
     Receivables, net                                         301,570
     Inventories, net                                         451,994
     Prepaid expenses and other current asset                  25,011
                                                     -----------------
        Total current assets                                  813,976

Property, plant and equipment, net                            242,029
Trademark, goodwill and other, net                          1,146,863
Deferred Income Taxes                                         139,614
                                                     -----------------
        Total Assets                                      $ 2,342,482
                                                     =================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                          77,035
     Other current liabilities                                105,268
     Deferred income taxes                                      8,434
                                                     -----------------
        Total current liabilities                             190,737
                                                     -----------------

Long-term debt                                                168,726
Other long-term liabilities                                    23,757
Deferred income taxes                                               -
Liabilities subject to compromise                           2,414,033
                                                     -----------------
        Total Liabilities                                   2,797,253

Shareholders' deficit                                        (454,771)
                                                     -----------------
         Total Liabilities and
          Shareholders' deficit                           $ 2,342,482
                                                     =================